Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        I, Chris Terrill, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(1)
the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2018 of ANGI Homeservices Inc. (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ANGI Homeservices Inc.

Dated:	May 10, 2018	/s/ CHRIS TERRILL Chris Terrill Chief Executive Officer